Union Security Insurance Company:
TD Waterhouse Variable Annuity
Variable Account D of Union Security Insurance Company:
TD Waterhouse Variable Annuity

Union Security Life Insurance Company of New York:
TD Waterhouse Variable Annuity
Separate Account A of Union Security Life Insurance Company of New York:
TD Waterhouse Variable Annuity

Supplement dated June 26, 2024 to the variable annuity prospectus dated May 1, 2024
This supplement to the variable annuity prospectus outlines changes in fund fees related to certain investment options. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
2. Key Information Table
4. Fee Tables
Appendix A - Funds Available Under the Contract
All other provisions outlined in the variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table: The Investment Options (fund fees and expenses) reflected in the “Ongoing Fees and Expenses (annual charges)” table are replaced as follows:

Annual Fee	Minimum	Maximum
Investment Options (fund fees and expenses)	0.13%	1.98%

In section 2. Key Information Table: The table in “Ongoing Fees and Expenses (annual charges)” showing the lowest and highest cost you could pay each year, based on current charges is deleted and replaced with the following table:

Lowest Annual Cost: $729	Highest Annual Cost: $2,793
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive combination of fund fees and expenses	•Most expensive combination of optional benefits and fund fees and expenses
•No sales charges or advisory fees	•No sales charges or advisory fees
•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

In section 4. Fee Table: the table showing the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract is deleted and replaced with the following table:

All Contract versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.13%	1.98%
In section 4. Fee Table: The Example tables comparing the cost of investing in this variable annuity with the cost of investing in other variable annuities are deleted and replaced with the following:
(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,491	$7,661	$13,095	$27,917

(2)If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,491	$7,661	$13,095	$27,917

In Appendix A - Funds Available Under the Contract: the fund fee below is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
VanEck VIP Emerging Markets Bond Fund - Initial Class Adviser: Van Eck Associates Corporation	1.13%*

Effective July 1, 2024, in Appendix A - Funds Available Under the Contract: the fund fee below is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
VanEck VIP Global Resources Fund - Initial Class Adviser: Van Eck Associates Corporation	1.07%

This supplement should be retained for future reference.

HV-8107
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